UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 12, 2012

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 12, 2012, AmeriGas Partners, L.P., a Delaware limited partnership (the "Partnership"), completed its previously announced acquisition of the subsidiaries of Energy Transfer Partners, L.P., a Delaware limited partnership ("ETP"), which operate ETP’s propane operations. The acquisition was pursuant to the Contribution and Redemption Agreement dated as of October 15, 2011, as amended (the "Contribution Agreement"), by and among the Partnership, ETP, Energy Transfer Partners GP, L.P., a Delaware limited partnership and the general partner of ETP ("ETP GP"), and Heritage ETC, L.P., a Delaware limited partnership ("Heritage ETC" and, together with ETP and ETP GP, the "Contributor Parties"). As consideration, the Partnership paid the Contributor Parties approximately $1.46 billion in cash and issued to Heritage ETC 29,567,362 common units of the Partnership (the "Securities"), representing approximately 34% of the outstanding common units of the Partnership.

The information set forth in Item 1.01 of the Partnership’s Current Report on Form 8-K dated October 15, 2011 is incorporated by reference into this Item 2.01. The information set forth in Item 1.01 of the Partnership’s Current Report on Form 8-K dated January 11, 2012 under the headings "Amendment No. 2 to the Contribution Agreement," "Letter Agreement," "Contingent Residual Support Agreement" and "Unitholder Agreement" is also incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

On January 12, 2012, the Partnership issued the Securities to Heritage ETC as partial consideration for the acquisition described in Item 2.01 above and previously described in the Partnership’s Current Report on Form 8-K dated October 15, 2011. The Securities are subject to the Unitholder Agreement described in Item 1.01 of the Partnership’s Current Report on Form 8-K dated January 11, 2012 under the heading "Unitholder Agreement."

The Securities were issued to Heritage ETC, an accredited investor, in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Partnership will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Partnership will file the financial information required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

January 19, 2012	By:	Margaret M. Calabrese

Name: Margaret M. Calabrese
Title: Assistant Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.